Exhibit 10.2

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 05

to

Purchase Agreement Number PA-03784

(the Agreement)

Between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737-900ER Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of March 3, 2014 by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement Number PA-03784 dated July 12, 2012 (Purchase Agreement), as amended and supplemented, relating to the purchase and sale of Boeing Model 737 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to revise the delivery months for the following Aircraft:

Original Delivery Month	New Delivery Month	Serial Number
***	***	***
***	***	***

WHEREAS, Boeing and Customer agree to *** the *** of *** with the *** for the *** with ***.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 05.

1.2 Remove and replace, in its entirety, “Table 1” with the “Table 1” attached hereto to reflect the above revisions.

P.A. 03784
UAL	SA 5-1

Supplemental Agreement No. 05 to

Purchase Agreement PA-03784

1.3 Incorporate Letter Agreement No. UAL-PA-03784-LA-1400240, entitled “Aircraft Rescheduling of ***” attached hereto to reflect the terms associated with the rescheduling of this Aircraft.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Susan Englander	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President Finance, Procurement and Treasurer
Title	Title

P.A. 03784
UAL	SA 5-2

TABLE OF CONTENTS

SA Number
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table	05

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty ***
SLP1.	Service Life Policy Components

UAL-PA-03784	SA-5

BOEING / UNITED AIR LINES, INC. PROPRIETARY

LETTER AGREEMENTS	TITLE	SA Number

UAL-PA-03784-LA-1207868	Performance Guarantees

UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning

UAL-PA-03784-LA-1207871	Special Matters

UAL-PA-03784-LA-1207878	Demonstration Flight Waiver

UAL-PA-03784-LA-1207879R2	Option Aircraft	04

	Attachment A	04

UAL-PA-03784-LA-1207881	Seller Purchased Equipment

UAL-PA-03784-LA-1208155R1	*** Matters	04

UAL-PA-03784-LA-1208156	***

UAL-PA-03784-LA-1208172	***

UAL-PA-03784-LA-1208173	***

UAL-PA-03784-LA-1207869	737 Production Adjustments

UAL-PA-03784-LA-1208938	Privileged and Confidential Matters

UAL-PA-03784-LA-1209039	Aircraft Model Substitution

UAL-PA-03784-LA-1209115	***

UAL-PA-03784-LA-1300306	Aircraft Reschedule ***	02

UAL-PA-03784-LA-1400240	Aircraft Rescheduling of ***	05

UAL-PA-03784	SA-5

BOEING / UNITED AIR LINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS DATED AS OF

Supplemental Agreement No. 01	September 27, 2012

Supplemental Agreement No. 02	March 1, 2013

Supplemental Agreement No. 03	June 27, 2013

Supplemental Agreement No. 04	September 11, 2013

Supplemental Agreement No. 05	March 3, 2014

UAL-PA-03784	SA-5

BOEING / UNITED AIR LINES, INC. PROPRIETARY

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER		*** pounds
Engine Model/Thrust:	CFM56-7B***		*** pounds
Airframe Price:		$	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***
Engine Price (Per Aircraft):		$	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***
Deposit per Aircraft:		$	***

Detail Specification:		***
Airframe Price Base Year/Escalation Formula:	***		***
Engine Price Base Year/Escalation Formula:	***		***
Airframe Escalation Data:
Base Year Index (ECI):	***
Base Year Index (CPI):	***

		Escalation			Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Escalation	Adv Payment Base		***		***		***		***
Date	Aircraft	(Airframe)	Number	Forecast	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-4, Page 1

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

		Escalation			Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Escalation	Adv Payment Base		***		***		***		***
Date	Aircraft	(Airframe)	Number	Forecast	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-4, Page 2

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

		Escalation			Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Escalation	Adv Payment Base		***		***		***		***
Date	Aircraft	(Airframe)	Number	Forecast	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-4, Page 3

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

		Escalation			Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Escalation	Adv Payment Base		***		***		***		***
Date	Aircraft	(Airframe)	Number	Forecast	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	64

*	*** Escalation Factors ***
**	*** Escalation Factors ***
***	*** Escalation Factor ***
****	*** Escalation Factor ***

Boeing / United Air Lines, Inc. Proprietary	SA-4, Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1400240

United Airlines, Inc.

233 S. Wacker Drive

Chicago, IL 60606

Subject:	Aircraft Rescheduling of ***

Reference:	1) Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

2) Letter Agreement UAL-PA-03784-LA-1208156 entitled “***” between Boeing and Customer

3) Letter Agreement UAL-PA-03784-LA-1208155R1 entitled “***” between Boeing and Customer

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Revised Delivery Schedule

Boeing and Customer agree to reschedule the contract delivery month of the following Aircraft (the Rescheduled Aircraft):

Original Delivery Month	New Delivery Month	Serial Number
***	***	***

2.	***.

In consideration of Customer’s agreement to reschedule the Rescheduled Aircraft, and to *** the *** of *** on *** will *** a *** in the *** below at *** of the ***:

MSN	***
***	$	***

3.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

UAL-PA-03784-LA-1400240	SA-5
Aircraft Rescheduling of ***	Page 1

BOEING / UNITED AIR LINES, INC. PROPRIETARY

4.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Susan Englander
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	March 3, 2014

United Airlines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-03784-LA-1400240	SA-5
Aircraft Rescheduling of ***	Page 2

BOEING / UNITED AIR LINES, INC. PROPRIETARY